UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2013

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 17, 2013, we received a demand letter from two of our stockholders, Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P. (along with Special Situations Fund III QP, L.P. (“Special Situations”). The letter alleges that we failed to maintain a current registration statement for the sale of stock purchased by Special Situations pursuant to purchase agreements entered into with us in 2007 and 2008, and seeks prompt payment of $719,000 as liquidated damages and an amendment to the terms of certain warrants purchased in 2008. A registration statement covering the shares in question is currently effective.

If Special Situations commenced litigation and we were required to pay cash liquidated damages, the amount of liquidated damages as claimed by Special Situations would likely have a material adverse effect on our cash position and operations. While we dispute the claims, we believe it is in the best interests of all stockholders to reach a non-cash settlement, if possible, in order to preserve our cash for operations and growing our business while avoiding the expense of litigation. We intend to negotiate with Special Situations to reach a mutually acceptable outcome, and we believe we already have an agreement in principal for a non-cash settlement of these claims. The specific details of this non-cash settlement are in the process of being finalized and are subject to approval by our Board of Directors.

This report contains forward-looking statements.  Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions.  These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management.  These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date January 24, 2013

/s/ Joseph N. Forkey
(Signature) Name: Joseph N. Forkey Title: Chief Executive Officer